UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2014

INTUIT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue

Mountain View, CA 94043

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Amendment of the 2005 Equity Incentive Plan

At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on January 23, 2014, Intuit’s stockholders approved amendments to Intuit’s 2005 Equity Incentive Plan (the “Plan”). The amendments were approved by Intuit’s Board of Directors, subject to the approval of Intuit’s stockholders, and became effective with such stockholder approval on January 23, 2014.

As a result of such stockholder approval, the Plan was amended to increase the number of shares authorized for issuance under the Plan by 19,000,000 shares, extend the term of the Plan from January 19, 2015 to October 29, 2023, and make certain other amendments described more fully in “Proposal No. 3 - Approval of Amended and Restated 2005 Equity Incentive Plan” (pages 64 through 74) in Intuit’s definitive proxy statement dated November 27, 2013, and filed with the Securities and Exchange Commission on November 27, 2013.

The foregoing descriptions are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 99.01 to the S-8 Registration Statement filed by Intuit on January 24, 2014.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Intuit’s Annual Meeting of Stockholders was held on January 23, 2014. At the meeting, stockholders:

1.	Elected nine persons to serve as directors of Intuit;

2.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2014;

3.	Approved the Amended and Restated 2005 Equity Incentive Plan; and

4.	Approved the non-binding advisory resolution on executive compensation.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher W. Brody	228,568,618	13,104,663	175,296	15,328,117
William V. Campbell	230,255,618	11,422,040	170,919	15,328,117
Scott D. Cook	231,179,497	10,500,173	168,907	15,328,117
Diane B. Greene	239,570,023	2,096,331	182,223	15,328,117
Edward A. Kangas	219,817,106	21,843,441	188,030	15,328,117
Suzanne Nora Johnson	239,376,930	2,299,103	172,544	15,328,117
Dennis D. Powell	239,253,875	2,407,534	187,168	15,328,117
Brad D. Smith	238,939,620	2,743,528	165,429	15,328,117
Jeff Weiner	233,675,640	7,997,029	175,908	15,328,117

2.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ended July 31, 2014.

For	Against	Abstain	Broker Non-Votes
254,478,525	2,468,881	229,288

3.	Approval of Amended and Restated 2005 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
183,101,793	58,321,074	425,710	15,328,117

4.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
198,531,909	42,889,985	426,683	15,328,117

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit	Description

10.01	Intuit Inc. Amended and Restated 2005 Equity Incentive Plan, as amended through January 23, 2014 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-193551) filed by the registrant with the Securities and Exchange Commission on January 24, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2014	INTUIT INC.

	By:	/s/ LAURA A. FENNELL
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.01	Intuit Inc. Amended and Restated 2005 Equity Incentive Plan, as amended through January 23, 2014 (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-193551) filed by the registrant with the Securities and Exchange Commission on January 24, 2014).